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                                                                    Exhibit 10.5
                                                                    ------------

                                    FORM OF
                              AMENDED AND RESTATED
                                    WARRANT

                 To Subscribe for and Purchase Common Stock of

                                 SHELDAHL, INC.


          THIS CERTIFIES THAT, for value received____________ or registered assigns is entitled to subscribe for and purchase from Sheldahl, Inc. (herein called the "Company"), a corporation organized and existing under the laws of
            -------
the State of Minnesota, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including October 25, 2006, ______________ fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below). This Warrant has been issued in connection with the purchase from the Company of promissory notes of the Company pursuant to a Credit and Security Agreement dated June 19, 1998 among the Company, the Agent named therein and the Lenders referred to therein (as amended, the "Credit Agreement").
                  ----------------

          The Warrant purchase price (subject to adjustment as noted below) shall be $.38371 per share.

          This Warrant is subject to the following provisions, terms and conditions:

          1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 5 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

          2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance
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with the provisions, and subject to the limitations, of paragraph 8 hereof and the restrictive legend under the heading "Restriction on Transfer" below.

          3. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

          4.   The above provisions are, however, subject to the following:

          (a) The warrant purchase price shall, from and after the date hereof, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

          (b) Except for (i) options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to employee and consultant benefit plans adopted by the Company and except for shares of Common Stock issued upon the exercise of such options granted pursuant to such plans (provided that the aggregate number of shares thus awarded and covered by unexercised options and thus issued pursuant to such options shall not be in excess of 2,000,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes)), (ii) shares of Common Stock issued upon conversion of any shares of convertible preferred stock of the Company issued prior to the date hereof, (iii) shares of Common Stock issued upon exercise of any options or warrants issued on or prior to the date hereof, and (iv) shares of preferred stock, common stock or rights of the Company issued pursuant to the Company's Rights Agreement dated June 16, 1996 with Norwest Bank Minnesota, N.A., if and whenever the Company shall issue or sell any shares of its Common Stock after the date hereof for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the warrant purchase price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing warrant purchase price, and (2) the consideration, if any, received by the Company upon such issue or sale, by (B) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock thus issued or sold.

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          No adjustment of the warrant purchase price, however, shall be made in an amount less than 2% of the warrant purchase price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the earlier of (i) the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 4% of the warrant purchase price then in effect and (ii) exercise of this Warrant or any of the rights represented hereby.

     (c) For the purposes of paragraph (b), and subject to the exceptions set forth therein, the following provisions (i) to (v), inclusive, shall also be applicable:

          (i) In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (aa) Common Stock or (bb) any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not
                                     ----------------------
     such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (aa) the total amount, if any, received or receivable by the Company (or predecessor company by merger or otherwise) as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration paid or payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, paid or payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise

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     of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

          (ii) In case the Company shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the Company (or predecessor company by merger or otherwise) as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (x) except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the warrant purchase price have been or are to be made pursuant to other provisions of this paragraph
     (c), no further adjustment of the warrant purchase price shall be made by reason of such issue or sale.

          (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of

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     Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deducting therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph (g) below, shall be made after giving effect to such adjustment of the warrant purchase price.

          (iv) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (aa) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (bb) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

          (v) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (c).

     (d) In case the Company shall after the date hereof (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in paragraph (e) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of dividends or distributions if continuously since the date hereof such holder (i) had been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Company.

     (e) In case the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

     (f) If (i) the purchase price provided for in any right or option referred to in clause (i) of paragraph (c), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price then in effect shall forthwith be increased or decreased to such warrant purchase price which would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration or termination of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be increased to such warrant purchase price which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such

Convertible Securities. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the warrant purchase price then in effect hereunder shall forthwith be decreased to such warrant purchase price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

     (g) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

     (h) Upon the establishment of the warrant exercise price and any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price as originally established or resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (i)  In case any time:

          (1) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

          (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation (other than a merger of a wholly-owned subsidiary of the Company into the Company or another wholly-owned subsidiary of the Company);

          (5) a tender offer shall be made for the capital stock of the Company; or

          (6) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, tender offer, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, tender offer, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. Failure to provide the notice required by this paragraph 4(i) shall not affect the validity of the corporate action at issue.

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

     (j) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     (k)  No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market price" for purposes
                                                    ------------
of this paragraph 4(k) and for purposes of paragraph 12(d) hereof shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within l5 days of the date as of which the determination is to be made.

     5.   As used herein, the term "Common Stock" shall mean and include the
                                    ------------
Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date hereof or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(g) above.

     6. So long as this Warrant remains outstanding, the Company will not issue any additional capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par, liquidation or redemption value in respect of participation in dividends and in the distribution of such assets.

     7. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     8. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. If requested by the Company, such holder shall also provide the Company with an opinion of counsel (who may be an employee of such holder or an affiliate thereof) satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and, if requested, opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Any legends evidencing the restrictions on transfer contained herein shall be removed (i) with respect to securities held for at least two years (including with respect to any Common Stock issued upon the exercise of the Conversion Right described in paragraph 12 hereof the period during which this Warrant had been held) by a person who has not been an affiliate of the Company (as defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act")) during the three months preceding the
                       --------------
request for removal of such legend, (ii) if such security is being disposed of pursuant to registration under the Securities Act and any applicable state acts or pursuant to Rule 144 or any similar rule then in effect, or (iii) if such holder provides the Company with an opinion of counsel (who may be an employee of such holder or an affiliate thereof) satisfactory to the Company to the effect that a sale, transfer, assignment, offer, pledge or distribution for value of such security may be made without registration and that such legend is not required to satisfy the applicable exemption from registration. Clause (i) of the foregoing legend removal requirement is based on Rule 144(k) under the Securities Act as currently in force, and assumes that such Rule (or a successor thereto) in substantially its current form shall be in effect at the time of such request for legend removal.

     9. Subject to the provisions of paragraph 8 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

     10. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     11. The holder of this Warrant and of the Common Stock issuable or issued upon the exercise hereof shall be entitled to the registration rights set forth in Annex A hereto.

     12. (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion
                     ----------------
thereof into shares of Common Stock as provided in this paragraph 12 at any time or from time to time prior to its expiration, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant
                                                               -----------------
Shares"), the Company shall deliver to the holder of this warrant, without
------
payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted
                                                ---------
Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 12 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

     (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion

Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration
                           ---------------
date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 15 days following the Conversion Date.

     (c) In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the holder of this Warrant of such adverse accounting treatment.

     (d)  For purposes of this paragraph 12, the "fair market value" of a
                                                  -----------------
share of Common Stock as of a particular date shall be its "market price", calculated as described in paragraph 4(k) hereof.

     (e) Notwithstanding anything to the contrary contained in this paragraph 12, in the event the holder of this Warrant notifies the Company of its intention to exercise this Warrant in whole or in part and the Company determines it would be in the Company's best interests for the holder to exercise the Conversion Right in whole or in part as opposed to exercising this Warrant in whole or in part, the holder of this Warrant agrees to exercise the Conversion Right in lieu of exercising this Warrant to the extent that the holder has a continued interest in exercising this Warrant.

     13. This Warrant amends and restates in their entirety (i) the Warrant dated June 19, 1998 originally issued to Norwest Bank Minnesota, National Association (n/k/a/ Wells Fargo Bank Minnesota, National Association) to purchase 25,000 shares of Common Stock, (ii) the Warrant dated June 19, 1998 originally issued to Harris Trust and Savings Bank to purchase 25,000 shares of Common Stock, and (iii) the Warrant dated June 19, 1998 originally issued to NBD Bank to purchase 25,000 shares of Common Stock.

     14. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota. This Warrant (including Annex A hereto) may be amended only in a writing executed by the holder of this Warrant and the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of October 25, 2001.

                              SHELDAHL, INC.



                              By____________________________
                                Its_________________________



                            RESTRICTION ON TRANSFER

     The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.

                               FORM OF ASSIGNMENT
                      (To Be Signed Only Upon Assignment)


    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints

to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated:

In the presence of:

                                    __________________________________________

                                    (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)

                               SUBSCRIPTION FORM

          To be Executed by the Holder of this Warrant if such Holder
             Desires to Exercise this Warrant in Whole or in Part:

To:  Sheldahl, Inc. (the "Company")

          The undersigned _________________________

                     Please insert Social Security or other
                       identifying number of Subscriber:

                           _________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $_______, such payment being made as provided on the face of this Warrant.

          The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:        __________________________________________________________________

Address:     __________________________________________________________________

Deliver to:  __________________________________________________________________

Address:     __________________________________________________________________


and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:
                                    Signature __________________________________

                                              Note: The signature on this
                                              Subscription Form must correspond
                                              with the name as written upon the
                                              face of this Warrant in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatever.

                                                                         ANNEX A


                         REGISTRATION RIGHTS PROVISIONS
                         ------------------------------


          1.1  Definitions.
               -----------

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Registrable Securities" shall mean (i) the Two Hundred Forty-Three
           ----------------------
Thousand Seven Hundred Seventeen (243,717) shares of Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Credit Agreement, and (ii) any additional securities issued in a stock split or reclassification of, or stock dividend or other distribution on or in substitution or exchange for, or otherwise in connection with, any of the foregoing securities, or in a merger or consolidation involving the Company or a sale of all or substantially all of the Company's assets.

          All other capitalized terms used in this Annex A and not defined herein shall have the meanings specified in the Warrant to which this Annex A is attached.

          1.2  Required Registration.  If the Company shall receive a written
               ---------------------
request therefor from any record holder or holders of an aggregate of at least a majority of the Registrable Securities not theretofore registered under the Securities Act and sold, the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request and shall use its best efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of Registrable Securities not theretofore registered under the Securities Act and sold that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other record holders within 30 days after the delivery of the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective any number of registration statements on Form S-3 or any successor form promulgated by the Commission ("Form S-3") (if such form is then available for use by the Company and the holders of Registrable Securities) pursuant to this Section 1.2, and to pay the expenses associated with such registration statements.

     If, at the time any written request for registration is received by the Company pursuant to this Section 1.2, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 1.3 hereof rather than this
Section 1.2, and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 1.3 hereof.

     Without the written consent of the holders of a majority of the Registrable Securities for which registration has been requested pursuant to this Section 1.2, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered.

          1.3  Incidental Registration.  Each time the Company shall determine
               -----------------------
to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders (other than a registration statement on a form that does not permit the inclusion of shares by its security holders), the Company will give written notice of its determination to all record holders of Registrable Securities not theretofore registered under the Securities Act and sold. Upon the written request of a record holder of any shares of Registrable Securities given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Registrable Securities, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; provided further, however, that if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section 1.3 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section 1.3 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Registrable Securities requested for inclusion pursuant to this Section 1.3 would constitute more than 25% of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration, provided, however, that after any such required reduction the Registrable Securities to be included in such offering shall constitute at least 25% of the total number of shares to be included in such offering. Those shares of Registrable Securities which are thus excluded from the underwritten public offering shall be withheld from the market by the

                                   Annex A-2
holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. Notwithstanding anything to the contrary contained in this Section 1.3, the holders of Registrable Securities shall have no incidental registration rights in connection with registration statements filed by the Company pursuant to that certain Registration Rights Agreement dated August 27, 1997 among the Company and the Purchasers named therein or pursuant to any agreement with holders of convertible preferred stock of the Company issued by the Company to raise Net Equity Proceeds (as defined in the Credit Agreement).

          1.4  Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Section 1.2 or 1.3 hereof to effect the registration of shares of Registrable Securities under the Securities Act, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                                   Annex A-3

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holder;

          (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (k) at the request of any such holder, furnish: (i) an opinion, dated as of the closing date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such

                                   Annex A-4
     underwriters and holder or holders may reasonably request; and (ii) letters dated as of the effective date of the registration statement and as of the closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

          1.5  Expenses.  With respect to each registration requested pursuant
               --------
to Section 1.2 hereof and with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 1.3 hereof (except as otherwise provided in Section 1.3 with respect to registrations initiated by the Company but with respect to which the Company has determined not to proceed), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, shall be borne by the selling security holders.

          1.6  Indemnification.  In the event that any Registrable Securities
               ---------------
are included in a registration statement under Section 1.2 or 1.3 hereof:

          (a) The Company will indemnify and hold harmless each holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Annex A, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which

                                   Annex A-5
     they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

          (b) Each holder of shares of Registrable Securities which are included in a registration pursuant to the provisions of this Annex A will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 1.6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or

                                   Annex A-6
     additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                                   Annex A-7